SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 6, 2002
(Date of earliest event reported)

Commission File No.:  333-83986-12



                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)
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       Delaware                                         13-3291626
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
 of Incorporation)


1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)



ITEM 5.     Other Events.
            ------------

      Attached as Exhibit 99.1 to this Current Report are certain term sheets and computational materials (the "Collateral Term Sheets and Computational Materials") furnished to the Registrant by Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc. (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2002-IQ3 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-83986) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

      The Collateral Term Sheets and Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets and Computational Materials.

      Any statement or information contained in the Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------
      99.1                             Collateral Term Sheets
                                       and Computational Materials

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.



                                       By: /s/ Warren H. Friend
                                          ------------------------
                                          Name:  Warren H. Friend
                                          Title: Managing Director


Date:  December 9, 2002

                                INDEX TO EXHIBITS


                                                               Paper (P) or
Exhibit No.            Description                             Electronic (E)
-----------            -----------                             -----------------
   99.1                Collateral Term Sheets and                     E
                       Computational  Materials